Exhibit 10 (a)

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia PA 19103-7042
Telephone (267) 330 3000
Facsimile (267) 330 3300


                           CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 14 under the Securities Act of 1933 and Amendment No. 16 under the Investment Company Act of 1940 to the registration statement on Form N-4 (the "Registration Statement") of our report dated February 7, 2002 relating to the financial statements of Connecticut General Life Insurance Company, which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.



                                    /S/ Pricewaterhousecoopers,  LLP

April 26, 2002

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Exhibit 10 (b)



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 14 to Registration Statement No. 33-48137 of CG Variable Annuity Separate Account of Connecticut General Life Insurance Company on Form N-4 of our report dated March 8, 2002 relating to the financial statements of CG Variable Annuity Separate Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of CG Variable Annuity Separate Account), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.



/s/ Deloitte & Touche LLP
Chicago, Illinois
April 26, 2002